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Exhibit 10.95

THIRD AMENDMENT TO SINGLE-TENANT LEASE-NET

That certain Single-Tenant Lease-Net dated August 22, 1996, by and between PHOENIX INVESTORS #4 LIMITED PARTNERSHIP, RANCHO YORBA LIMITED PARTNERSHIP, SANTA CLARA EAST LIMITED PARTNERSHIP, BLANC-VINEYARDS, THE BLANC TRUST under Trust Agreement dated October 20, 1988, GREGORY S. BLANC and MICHELLE M. BLANC, DAVID B. SCOLLIN and CHRISTY B. SCOLLIN, and THE BLAINE A BRIGGS REVOCABLE TRUST dated December 5, 1985, all as Tenants-In-Common ("the Southwall Group"), successors in interest to CHAMBERLAIN DEVELOPMENT, L.L.C. ("Chamberlain") ("Lessor") and SOUTHWALL TECHNOLOGIES, INC. ("Lessee").

RECITALS

    WHEREAS, Lessor and Lessee entered into that Single-Tenant Lease-Net dated August 22, 1996 ("the Lease"); and

    WHEREAS, Lessor and Lessee entered into that First Amendment to the Lease dated December 12, 1996; and

    WHEREAS, Lessor and Lessee entered into that Second Amendment to the Lease dated July 9, 1997;and

    WHEREAS, Chamberlain assigned its Lessor's interest in the Lease to the Southwall Group in that Assignment and Assumption of Lease dated December 22, 1997; and

    WHEREAS, Lessee has contracted with Sun State Builders to build-out a Mezzanine and Lessor has agreed to pay for the cost of said build-out, which cost will be added in to the Base Rent; and

    WHEREAS, Lessee and Lessor desire to amend the Lease as set forth below.

    NOW THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessee and Lessor hereby amend The Lease as follows:

  1.
  Lessee agrees to pay Lessor interest at the rate of 10% per annum of funds advanced by Lessor to both Lessee and Sun State Builders in November, 2000.

  2.
  Effective December 1, 2000 the Base Rent shall increase to $33,952.78.

  3.
  Effective July 1, 2002 the Base Rent shall increase to $38,621.16, reflecting a rental adjustment as provided for in Paragraph 56 of the Lease.

All other terms and conditions remain unchanged.

    IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of this 1st day of November, 2000.

LESSOR:		LESSEE:
SOUTHWALL TENANT-IN-COMMON OWNERSHIP GROUP		SOUTHWALL TECHNOLOGIES, INC.
By:	/s/ CARL J. GREENWOOD Carl J. Greenwood, Manager	By:	/s/ THOMAS G. HOOD Thomas G. Hood, President and CEO

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THIRD AMENDMENT TO SINGLE-TENANT LEASE-NET
RECITALS